DEMAND

PROMISSORY NOTE

$100,000.00 FLORIDA April 15, 2003

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Toni T. Behr at 318 Buttonwood Lane Largo, Florida 33770

Or at such place as the holder(s) of this note may designate in writing, the principle sum of One hundred thousand ($100,000.00)------------**DOLLARS** together with interest thereon, at the rate of twelve Percent (12 %) per annum on the unpaid balance until paid.

Monthly payments in the amount of interest only, shall begin on the first day of May, 2003 and shall be due and payable on the first day of each month thereafter until the holder hereof makes demand for payment of principle as per paragraph 3. of a certain Participation Agreement between the parties to this note, at which time any remaining principle balance and any accrued interest shall become due and payable.

Payments are due on the first of the month and considered late on the 10th, at which time a penalty equal to Five (5%) percent of the payment amount will be due.

If default be made in the payment of any payment under this note, and if such default is not made good within 10 days from the due date, then the entire principle sum and any accrued interest shall at once become due and payable without notice at the option of the holder. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at a later time for the same default or for any subsequent default. In the event of defaults in the payment of this note, and if the same is placed in the hands of an attorney at law for collection, the undersigned hereby agree to pay all costs of collection including a reasonable attorney's fee. Presentment, protest, and notice are hereby waived.

American First Financial, Inc.

President

J. R. Pete Stirling

Brian J. Kennedy

Timothy E. Marvin

Bank
NI BEHR**

CASHIERS CHECK

Date: 4/18/03 242357

Branch: 0404

EXACTLY **75000 AND 00/100 DOLLARS

$75,000.00
U.S. FUNDS

CHARLES BROWN ATTORNEY ESCROW ACCOUNT

Details on back. Security Features Included.

Kelly Delagrange
Anna-Marie E. Wells

⑈242357⑈ ⑆067013700⑆ 88000028⑈

CASHIER CHECK 003643

680 GULF TO BAY BOULEVARD
CLEARWATER, FL 33755-5423

TONI BEHR 04-18-2003

TWENTY-FIVE THOUSAND DOLLARS AND 00/100

25,000.00

CHARLES BROWN ATTORNEY ESCROW ACCOUNT

AUTHORIZED SIGNATURE

PARTIAL RETURN OF FUNDS TO
TONI BEHR